1 Property of Rimini Street ©2018 Investor Presentation September 2018 Exhibit 99.1

Property of Rimini Street ©2018 2 “Rimini Street” is a registered trademark of Rimini Street, Inc., and Rimini Street, the Rimini Street logo, and combinations th ereof, and other marks marked by TM are trademarks of Rimini Street, Inc. ("Rimini“, the “Company”). All other trademarks remain the property of their respective owners, and unless otherwise specified, Rimini claim s n o affiliation, endorsement, or association with any such trademark holder or other companies referenced herein. Investor Presentation This presentation is for informational purposes only and has been prepared to assist interested parties in making their own e val uation with respect to a proposed investment in Rimini Street. The information contained herein does not purport to be all - inclusive. Rimini Street assumes no obligation to update the information in this presentation . This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to wh om, such offer, solicitation or sale may be unlawful. Forward Looking Statements Certain statements included in this communication are not historical facts but are forward - looking statements for purposes of th e safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward - looking statements generally are accompanied by words such as “may,” “should,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect,” “outlook” or other similar words, phrases or expressions. These forward - looking statements include, but are no t limited to, statements regarding our expectations as to benefits of the financing transaction described herein, including projections of expected cash savings over the next three years and accelerated growth , f uture events, future opportunities and growth initiatives. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are thes e s tatements of historical facts. These statements are subject to a number of risks and uncertainties regarding Rimini Street’s business, and actual results may differ materially. These risks and uncertainties inc lud e, but are not limited to, continued inclusion in the Russell 2000 Index in the future, changes in the business environment in which Rimini Street operates, including inflation and interest rates, and general financial, e con omic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse litigation developments or in the government inquiry; the final amount and timing of any refunds from Oracl e r elated to our litigation; our ability to raise additional equity or debt financing on favorable terms; the terms and impact of our 13.00 % Series A Preferred Stock; changes in taxes, laws and regulations; competitive product and pricing activity; difficulties of ma naging growth profitably; the success of our recently introduced products and services, including Rimini Street Mobility, Rimini Street Analytics, Rimini Street Advan ced Database Security, and services for Salesforce Sales Cloud and Service Cloud products; the loss of one or more members of Rimini Street’s management team; uncertainty as to the long - term value of Rimini Street’s equity securities, including its common stock and its Preferred Stock; and those discussed under the heading “Risk Factors” in Rimini Street’s Quarterly Report on 10 - Q filed on August 9, 2018, which disclosures amend an d restate the disclosures appearing under the heading “Risk Factors” in Rimini Street’s Annual Report on Form 10 - K filed on March 15, 2018, and as updated from time to time by Rimini Street’s future Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K, and other filings by Rimini Street with the Securities and Exchange Commission. In addition, forward - looking statements provide Rimini Street’s expectations, plans or forec asts of future events and views as of the date of this communication. Rimini Street anticipates that subsequent events and developments will cause Rimini Street’s assessments to change. However, while Rimini S tre et may elect to update these forward - looking statements at some point in the future, Rimini Street specifically disclaims any obligation to do so, except as required by law. These forward - looking statements should not be relied upon as representing Rimini Street’s assessments as of any date subsequent to the date of this communication. Non - GAAP Financial Measures This communication contains certain “non - GAAP financial measures,” including EBITDA and adjusted EBITDA, which are supplemental measures of performance that are neither required by, or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Non - GAAP financial measures are not based on a comprehensive set o f accounting rules or principles. This non - GAAP information supplements, and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting princ ipl es, or GAAP. Non - GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non - GAAP resul ts is included as an appendix hereto. Presented in the appendix under the heading “About Non - GAAP Financial Measures and Certain Key Metrics” is a description and explanation of our non - GAAP financial measures. Legal Notice

Property of Rimini Street ©2018 3 Investment Highlights  $5B+ capital raised, 50+ investments & 20+ capital market transactions  $30B+ assets under management Large Market Opportunity Compelling Client Value Proposition High Growth, Predictable Business Model Significant Cash Flow Generation Diverse & Prominent Client Base Experienced Management Team World Class Financial Sponsors  $81 billion TAM for on - premise maintenance opportunities  $6 billion TAM for supplemental cloud premium maintenance opportunities  Clients can save up to 90% in total maintenance costs by replacing vendors with Rimini Street  Supports custom & standard code with no forced upgrades  50 consecutive quarters of net revenue growth , 34%+ net revenue CAGR 2015 thru 2017  Approximately 100% subscription and recurring net revenue, 90%+ Revenue Retention Rate (1)  Adjusted EBITDA (2) growth and low CapEx expected to drive growth in cash flow  Proven management team with experience at leading companies including: (1): See Revenue Retention Rate definition on page 29. (2): Adjusted EBITDA is a non - GAAP measure, see reconciliation on page 27 for historical reconciliation to the closest GAAP measure.

Property of Rimini Street ©2018 4 Company Overview

Property of Rimini Street ©2018 5 Company Snapshot Founded: 2005 Public: October 2017 – Nasdaq: RMNI Global Headquarters: Las Vegas, NV Employees (1) : Approximately 1,075+ Active Clients (1)(2) : Over 1,620 Global Offices : Beijing, Bengaluru, Frankfurt, Hong Kong, Hyderabad , Las Vegas, London , Melbourne, New York, Osaka, Paris, San Francisco Bay Area, São Paulo, Seoul, Singapore, Stockholm, Sydney, Taipei, Tel Aviv and Tokyo Strong Net Revenue Growth Profile Many Supported Products Global Platform Rimini Street is a global provider of enterprise software support products and services Diversified Net Revenue Sources By Industry (# Clients ) (3) By Geography ($ Value ) (4) Sybase 35% 21% 13% 12% 9% 10% Manufacturing Services Healthcare & Retail Public Sector & Education TMT Distribution & Transportation (1): As of June 30, 2018. (2): See Active Client definition on page 29. (3): As of December 31, 2017. (4): For the trailing twelve months ended June 30, 2018. $118 $160 $213 $101 $122 0 40 80 120 160 200 $240 2015A 2016A 2017A H1 2017A H1 2018A (US$ in millions)

Property of Rimini Street ©2018 6 Senior Management Team Thomas Shay SVP, Global Operations Seth Ravin Founder & CEO Daniel B. Winslow SVP & General Counsel David Rowe SVP & CMO Sebastian Grady President Kevin Maddock SVP, Global Sales – Recurring Revs Nancy Lyskawa SVP, Global Client Onboarding Thomas Sabol SVP, CFO Brian Slepko SVP , Global Service Delivery Greg Symon SVP, Global Sales Jim Petraglia SVP & Chief People Officer Steven Salaets SVP, Global Security & Compliance and CIO

Property of Rimini Street ©2018 7 Strategy, Service, & Value Drive Change Platforms Suppor t e d

Property of Rimini Street ©2018 8 • “SAP upgrades to subsequent versions provide few or no advantages for the user. We wanted to continue using our current SAP R/3 4.7 version, while we explore alternatives for the future.” • “We were faced with the tough decision of going through a forced upgrade to SAP ECC 6.0 or having to deal with the downsides of customer - specific maintenance. Once we discovered Rimini Street, we were extremely pleased” • “One of our goals was to become more flexible in our PeopleSoft applications’ upgrade strategy to decide when and how we upgrade. Thanks to Rimini Street, we’ve successfully done that.” • “ 60% of respondents see no strong business case to migrate to Oracle Cloud/Fusion applications.” • “Fusion is not a full functional replacement for EBS …there are many industry use cases that Fusion wasn't built for as the core apps platform .” High Cost, Low Value for Maintenance Dollars Limited Innovation in Core ERP No Choice – Forced Upgrades No Business Case for Oracle ERP Cloud 1 • “Enterprises have come to believe that there is not enough value received for the high annual cost of the ERP vendor's maintenance agreement.” • “We analyzed what we were paying and what we were getting, and the service levels weren’t up to par with what we needed from the standpoints of issue turnaround and accuracy.” 2 3 4 • " EBS 12 didn’t have any features our business needed . We were very conscious that we needed to identify an organization to support our company - wide EBS 11i, including payroll.” The Enterprise Software Maintenance Support Problem

Property of Rimini Street ©2018 9 The Rimini Street Solution Software Vendor Rimini Street Independent Support Focus Vendor - Centric Client - Centric Cost Model 22% Annual Fee 11% Annual Fee Support Coverage Vanilla Software Only Vanilla Software and All Custom Code Delivery Model Book Trained Help Desk Experienced Engineers With an Average of 15+ Years Proven Track Record Assigned to Each Client Upgrades Forced Upgrades Upgrade Only If Desired and When Ready Innovation Vendor Only Vendor and Best - of - Breed Options Flexibility Vendor Lock - In Full Ecosystem of Vendor Choices By replacing Oracle, SAP, Microsoft and IBM maintenance, enterprises can enjoy higher levels of support, save up to 90% on their total maintenance costs, and free up funds that can be used to invest in new initiatives

Property of Rimini Street ©2018 10 Case Study – NCH Corporation NCH saving 83% compared to Oracle’s annual support program costs with switch to Rimini Street Support $1,000,000 $1,600,000 $330,000 $20,000 $0 $0 $0 $500,000 $3,000,000 50% saving on $1,000,000 Savings by avoiding two upgrades over 10 years Free full - time employees supporting custom code Free full - time employees from testing and self - support Annual Costs with Rimini Street Support Annual Costs with Software Vendor Support “ By avoiding forced upgrades with independent support, we were able to fund strategic projects that were critical for the business including rolling out EBS globally to 36 countries and making important investments in sales and service mobility tools.” Former NCH IT Director – Core Applications & Global Support $2,950,000 $500,000 After Switch to Rimini Street Actual Maintenance Costs

Property of Rimini Street ©2018 11 Clients continue evolving, expanding and innovating their organizations and systems under Rimini Street Support Rimini Street: A Long - Term Partner for Clients • Upgrade Support & Best Practices • Engineers with 15+ Average Years Experience • Highly Compensated Engineers • Accelerate Globalization • Avoid Business Disruption • Capabilities for ~200 Countries • Expand License Rights • Purchase New Products • Mergers & Acquisitions • Invest in Systems of Engagement • Choose Best of Breed Solutions • Better Functionality, Lower Cost • Migrate HW/OS/MW/DB • Upgrade OS/DB/MW/Browsers • Add Mobile Devices Clients continue evolving, expanding and innovating their organizations and systems under Rimini Street Support Perform Upgrades Expand Capabilities Change Infrastructure Roll - Out Globally Innovate with Hybrid IT Over 150 Upgrades Support 120+ Countries Licenses and Products Run 15+ More Years Innovate Around Edges Use Cases for Growth with Clients

Property of Rimini Street ©2018 12 Overview of Market Opportunity

Property of Rimini Street ©2018 13 $87 Billion Market Opportunity $15 Billion TAM for Current and Planned Rimini Street Products $14.5 Billion IBM + Microsoft + Oracle + SAP Total Rimini Street Annual Market Opportunity (1) Currently Supported Products $360 Million (2) Cloud / SaaS • SAP Business Suite • PeopleSoft • Siebel • JD Edwards • Oracle EBS • Oracle Retail • Oracle Agile PLM • Oracle ATG • Business Objects • Hana Database • Hyperion • IBM DB2 • Microsoft SQL Server • Oracle Database • Oracle Middleware • SAP Sybase • Salesforce.com • Workday Planned Future Products $360 Million Salesforce + Workday (1): Based on data from Forrester Research’s “The Midyear Global Tech Market Outlook for 2016 to 2017” as of September 16, 20 16 and Rimini Street’s own calculations. On - premise Maintenance is estimated to be a $162 billion annual market by Forrester. (2): Rimini Street bottom - up estimate.as of 2017 $7.1 Billion (2) On - Premise Applications $7.4 Billion (2) Technology and Business Intelligence $81 Billion On - Premise Maintenance Opportunity $6 Billion Supplemental Cloud Premium Maintenance

Property of Rimini Street ©2018 14 Competitive Landscape Independent Support Vendors Software Vendors Primary Competitors Few competitors and a defensible market position • Substantial cost savings • Support for all custom code • Custom global tax, legal and regulatory support • Excellent service experience (4.8 out of 5 client satisfaction score) (1) • Guaranteed no required major upgrade for minimum fifteen (15) years • Preferred proprietary tools, methodologies and processes (and patents pending) • Comprehensive and proven global software support capabilities • Support for all custom code • Superior full ecosystem of extendibility and extensibility solutions • Breadth & proven track record with global tax, legal and regulatory support • Global Service Level Agreement – 15 minute guaranteed response 24x7x365 • Preferred proprietary tools, methodologies and processes (and patents pending) Why Rimini Street Wins (1): Automated customer surveys performed by Rimini Street.

Property of Rimini Street ©2018 15 Growth Drivers Note: Diagram shown only for illustrative purposes and is not indicative of magnitude of growth driver potential or priority. Global Expansion New SaaS Products New License Products Existing Clients  Enter additional countries  Expand capabilities in existing countries  Pursue premium support services for SaaS products, including Salesforce and Workday  Add product support for additional software products from SAP , Oracle, and other vendors  Upsell / cross - sell additional products & packages to our client base New Clients  Expand beyond existing number of global sales reps Numerous avenues for future expansion

Property of Rimini Street ©2018 16 Financial Overview

Property of Rimini Street ©2018 17 High Growth, Predictable Net Revenue (1): See Revenue Retention Rate definition on page 29. (2): See Backlog definition on page 30. (3): See LTV to CAC definition on page 30.  50 consecutive quarters of net revenue growth  Near 100 % subscription revenue with 90%+ Revenue Retention Rate (1) results in highly predictable net revenue  Backlog (2) of $ 357M, as of June 30, 2018, further bolsters visibility  LTV to CAC (3) of 4.4x as of June 30, 2018 (TTM) Key Statistics $118 $160 $213 $101 $122 0 40 80 120 160 200 $240 2015A 2016A 2017A H1 2017A H1 2018A (US$ in millions)

Property of Rimini Street ©2018 18 Key Operating Metrics (1): See Active Client definition on page 29. (2): See Annualized Subscription Revenue definition on page 29. (3): See Revenue Retention Rate definition on page 29. Revenue Retention Rate (3) Annualized Subscription Revenue (2) 42% Gross Profit Percentage 44% 28% 24% Active Clients (1) $132 $187 $232 $246 (40) 10 60 110 160 $210 $260 12/31/15 A 12/31/16 A 12/31/17 A 6/30/18 A (US$ in millions) 55% 58% 61% 60% 40 45 50 55 60 65% 2015A 2016A 2017A H1 2018A 91% 94% 93% 93% 80 85 90 95 100% 2015A 2016A 2017A H1 2018A 853 1,226 1,566 1,622 (100) 100 300 500 700 900 1,100 1,300 1,500 1,700 12/31/15 A 12/31/16 A 12/31/17 A 6/30/18 A

Property of Rimini Street ©2018 19 (1): EBITDA is a non - GAAP measure, see EBITDA reconciliation on page 27 for historical reconciliation to the closest GAAP measure. (2): Adjusted EBITDA is a non - GAAP measure, see Adjusted EBITDA reconciliation on page 27 for historical reconciliation to the closest GAAP measure. Historical Financial Performance  Strong net revenue growth across the years  Continued gross profit percentage expansion, although, H1 2018 impacted primarily by biannual global service delivery training  Sales & marketing spend decreased in 2017 due to covenant restrictions, the covenants are now gone and we are ramping up spending in sales and marketing to drive revenue growth  Increased Adjusted EBITDA (2) as the business scales  Working capital driven by upfront payments on subscription sales  Attractive tax attributes driven by net operating losses $177M as of December 31, 2017 Observations (US$ in millions) 2015A 2016A 2017A H1 2017A H1 2018A Net Revenue $118.2 $160.2 $212.6 $101.2 $122.5 Gross Profit $65.4 $93.1 $129.7 $63.2 $72.8 Sales & Marketing Expenses $50.3 $72.9 $66.8 $30.5 $43.3 General & Administrative Expenses $24.2 $36.2 $36.1 $18.2 $21.1 Litigation Expenses, net of Insurance Recoveries $32.8 ($29.9) $4.9 $4.2 ($10.9) EBITDA (1) ($41.5) $3.7 ($6.6) ($14.6) $2.8 Adjusted EBITDA (2) ($6.5) ($12.0) $32.1 $16.5 $10.6 Net Revenue Growth, YoY 38.4% 35.6% 32.8% 39.2% 21.0% Gross Profit % 55.3% 58.1% 61.0% 62.5% 59.5% Sales & Marketing Expenses, % Net Revenue 42.6% 45.5% 31.4% 30.1% 35.4% General & Administrative Expenses, % Net Revenue 20.5% 22.6% 17.0% 18.0% 17.3% EBITDA Margin % (35.1%) 2.3% (3.1%) (14.4%) 2.3% Adjusted EBITDA Margin % (5.5%) (7.5%) 15.1% 16.3% 8.6%

Property of Rimini Street ©2018 20 • Issued $140 million of new Series A Shares on July 19, 2018 along with ~2.9 million common shares • Cash dividend of 10%; Payment In Kind Dividend of 3% • Converts into common stock @ $10 per share (a 44% premium over the July 18, 2019 stock price) • Mandatorily redeemable by the holders after 5 years (July 2023), if not previously converted • Three - year make whole on dividends through July 2021 • Proceeds of $132.8 million used to payoff in full all contractual obligations and terminate our prior credit facility • Eliminated all restrictive financial covenants, especially around sales and marketing spend • Simplified our capital structure • Extended the maturity / redemption date from June 2020 to July 2023 • Projected to save ~$ 95 million in financing related costs, including principal payments, over the first 3 years Credit Facility Refinancing & Elimination of Covenants Series A Preferred has no operating covenants , allowing us to better pursue growth initiatives

Property of Rimini Street ©2018 21 Pro Forma Capital Structure 63.0 million Common Shares Outstanding 12.7 million Stock Options with an average strike price of $3.60 3.4 million Warrants with an exercise price of $5.64 14.0 million Series A Convertible Preferred with a conversion price of $10.00 14.7 million Warrants with an exercise price of $11.50 Totals 107.8 million fully diluted common share equivalents Net Debt $32.8 million cash surplus (1): As of June 30, 2018 and includes (pro forma) 2.9 million common shares issued with the . Preferred offering that closed on July 19, 2018. (1)

Property of Rimini Street ©2018 22 Conclusion

Property of Rimini Street ©2018 23 Leader in Alternative Investments  Since its foundation in 1993, GP Investments has completed over 50 investments across multiple sectors and over 20 capital markets transactions  Over $5 billion raised from investors worldwide and over $1 billion of proprietary capital invested alongside limited partners  Long history of partnership with high growth companies and a successful track record in the technology space  Focus on value creation through active management and an operationally - oriented approach  Antonio Bonchristiano , CEO of GP Investments, was the Founder & CEO of Submarino which was acquired by B2W , one of the largest eCommerce companies in Latin America Private Equity Leadership in Technology  Single largest shareholder in Rimini Street  45+ year history of private market investments across 30+ countries  Currently managing $30+ billion of assets as a firm  Adams Street Partners’ direct investment teams have partnered with over 220 entrepreneurs and have invested $1.5+ billion since 1972, intently focusing on the areas of technology and healthcare  Adams Street Partners invested in Rimini Street in 2009 and has been a trusted advisor with Robin Murray serving on the Rimini Street board Top Tier Sponsorship with Long Term Investment Horizons

Property of Rimini Street ©2018 24 • Strong and Disruptive Business with 50 Consecutive Quarters of Net Revenue Growth • Proven Management Team with Strong Execution History • Market Opportunity of more than $87 Billion • Simplified Capital Structure now free of restrictive Covenants • Company Positioned for Accelerated Growth Summary Highlights

Property of Rimini Street ©2018 25

Property of Rimini Street ©2018 26 Appendix

Property of Rimini Street ©2018 27 Unaudited GAAP to Non - GAAP Historical Reconciliations Note: May not sum due to rounding. Reconciliations (US$ in millions) 2014A 2015A 2016A 2017A H1 2017A H1 2018A GAAP Net Income (Loss) ($127.8) ($45.3) ($12.9) ($53.3) ($40.3) ($21.9) Interest expense 0.7 0.8 13.4 43.4 24.5 22.7 Income tax expense 1.0 1.5 1.5 1.3 0.3 1.1 Depreciation and amortization expense 1.9 1.5 1.8 2.0 1.0 1.0 EBITDA ($124.2) ($41.5) $3.7 ($6.6) ($14.6) $2.8 Litigation costs, net of related recoveries 103.3 32.7 (29.9) 4.9 4.2 (10.9) Write-off of deferred financing costs 5.4 0.0 1.7 0.0 0.0 0.7 Post-judgment interest on litigation appeal award 0.0 0.0 0.0 0.0 0.0 (0.2) Other debt financing expenses 0.0 0.0 6.4 18.4 12.1 10.0 Loss on embedded derivatives and redeemable warrants, net 0.0 0.0 3.8 12.6 14.1 6.2 Stock-based compensation expense 2.1 2.3 2.3 3.0 0.7 2.0 Adjusted EBITDA ($13.4) ($6.5) ($12.0) $32.1 $16.5 $10.6

Property of Rimini Street ©2018 28 Supported Products Product Lines: ALL Releases: 5.x, 6.0x, 6.3x, 7.0x, 7.5x, 7.7x, 7.8x and 8.x Product Lines: HCM, FIN, CRM, EPM, SRM, SCM, Public Sector and Campus Solutions Releases: 7.x, 8.x and 9.x Product Lines: ALL Releases: MS SQL Server 2008 and later Product Lines: ALL Releases: 8.0 and later Product Lines: SAP Adaptive Server Enterprise (ASE ), SAP IQ, SAP SQL Anywhere, SAP Advantage Database Server Releases : ALL Product Lines: BusinessObjects Enterprise, Advanced Analysis, Interactive Analysis (Web Intelligence), Explorer, Dashboard Design ( Xcelsius ) and Crystal Reports Releases: BusinessObjects 6 and later releases Product Lines: ALL Releases: SAP ECC 6.0 and earlier, BW 3.5, SAP Business Suite – including BI7, SCM, CRM, EWM, PLM and GTS Oracle Hyperion Planning, Oracle Essbase , Oracle Hyperion Financial Management, Oracle Hyperion Financial Close Management, Oracle Hyperion Strategic Finance, and Oracle Financial Management Analytics Product Lines: Merchandising Operations Management, Merchandising Planning and Optimization, and Supply Chain Planning and Execution Releases: 10.x and later releases Product Lines: ALL Releases: ALL Product Lines: ALL Releases: 9, 10, 11 Product Lines: Majority of the Oracle Fusion Middleware Products Releases: Certified in conjunction with supported applications Product Lines: ALL Releases: C ertified in conjunction with supported applications Product Lines: ALL Releases: 10.7 and later Product Lines: HCM, Financials, Distribution and Manufacturing Releases: ALL Product Lines : HANA Database and related components Releases : ALL Sybase Product Lines: Salesforce Sales Cloud, Salesforce Service Cloud

Property of Rimini Street ©2018 29 Summary of Key Operating Metrics  Active client - Distinct entity, such as a company, an educational or government institution, or a subsidiary, division, or business unit of a company that purchases Rimini Street services to support a specific product  Growth in the number of clients is an indication of the increased adoption of the Company’s enterprise software products and services Number of Clients Annualized Subscription Revenue Gross Profit Percentage Revenue Retention Rate  The amount of subscription revenue recognized during a quarter and multiplied by four  Gives an indication of the revenue that can be earned in the following 12 - month period from the Company’s existing client base assuming no cancellations or price changes occur during that period  Actual subscription revenue (dollar - based) recognized in a 12 - month period from clients that existed on the day prior to the start of the 12 - month period divided by the Company’s annualized subscription revenue as of the day prior to the start of the 12 - month period  Provides insight into the quality of Rimini Street’s products and services and the value that the Company’s products and services provide clients  Difference between net revenue and the costs incurred in providing the software products and services divided by net revenue  Provides an indication of how efficiently and effectively Rimini Street is operating the business and serving clients

Property of Rimini Street ©2018 30 • Customer Lifetime Value (LTV): Equal to average gross profit percentage over the forecast period per client multiplied by the average customer life • Customer Acquisition Costs (CAC): Equal to total sales and marketing costs (excludes Global Client Engagement expenses) in the TTM period divided by the new clients acquired in the same TTM period • LTV to CAC: Equal to LTV divided by CAC, shows the number of times company able to recover the acquisition costs over the lifetime of the customer • Backlog: Sum of billed (deferred revenue on balance sheet) and non - cancellable (future revenue not on balance sheet) Glossary

Property of Rimini Street ©2018 31 About Non - GAAP Financial Measures and Certain Key Metrics To provide investors and others with additional information regarding Rimini Street’s results, we have disclosed the followin g n on - GAAP financial measures and certain key metrics. We have described below Active Clients, Annualized Subscription Revenue and Revenue Retention Rate, each of which is a key operational metric for our business. In addition, we hav e disclosed EBITDA and adjusted EBITDA. Rimini Street has provided a reconciliation of each non - GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. Due to a valuation allowance fo r o ur deferred tax assets, there were no tax effects associated with any of our non - GAAP adjustments. These non - GAAP financial measures are also described below. The primary purpose of using non - GAAP measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate our results in the same way management does. We also present the non - GAAP financial measures because we believe they assist investors in comparing our performance across reporting periods on a consis ten t basis, as well as comparing our results against the results of other companies, by excluding items that we do not believe are indicative of our core operating performance. Specifically, management uses these non - GAAP measures as measures of operating performance; to prepare our annual operating budget; to allocate resources to enhance the financial performance of our business; to evaluate the effectiveness of our business strategies; to provide consistency and c omp arability with past financial performance; to facilitate a comparison of our results with those of other companies, many of which use similar non - GAAP financial measures to supplement their GAAP results; and in communication with our board of d irectors concerning our financial performance. Investors should be aware however, that not all companies define these non - GAAP measures consistently. An Active Client is a distinct entity that purchases our services to support a specific product, including a company, an educational or govern men t institution, or a business unit of a company. For example, we count as two separate active clients when support for two different products is being provided to the same entity. We believe that our ability to expand our activ e c lients is an indicator of the growth of our business, the success of our sales and marketing activities, and the value that our services bring to our clients. Annualized Subscription Revenue is the amount of subscription revenue recognized during a quarter and multiplied by four. This gives us an indication of the re venue that can be earned in the following 12 - month period from our existing client base assuming no cancellations or price changes occur during that period. Subscription revenue excludes any non - recurring revenue, which has been insignificant to date. Revenue Retention Rate is the actual subscription revenue (dollar - based) recognized over a 12 - month period from customers that were clients on the day prior to the start of such 12 - month period, divided by our Annualized Subscription Revenue as of the day prior to the start of the 12 - month period. Specifically, management is excluding the following items from its non - GAAP financial measures, as applicable, for the periods p resented: • Stock - Based Compensation Expense : The company’s compensation strategy includes the use of stock - based compensation to attract and retain employees. This strateg y is principally aimed at aligning the employee interests with those of our stockholders and to achieve long - term employee retention, rather than to motivate or reward operational performance for any particular period. As a result, stock - based compensation expense varies for reasons that are generally unrelated to operational decisions and performance in any particular period. • Litigation Costs, Net of Related Insurance Adjustments : Litigation costs and the associated insurance recoveries and adjustments to the deferred settlement liability relate to out sid e costs on the litigation activities, for which we are currently appealing the 2016 judgment and for which we have asserted certain counterclaims. These costs reflect the ongoing l iti gation we are involved with, and do not relate to the day - to - day operation or our core business of serving our clients. • Write - off of Deferred Financing Costs: The write - off of deferred financing costs relates to certain costs that were expensed because we determined that the arrangements related to these costs would not result in future financings, and as such , these write - offs are not related to how we manage our business and operational decisions on an ongoing basis. • Loss on Embedded Derivatives and Redeemable Warrants, Net: Our credit facility includes features that were determined to be embedded derivatives requiring bifurcation and accounting as s eparate financial instruments. We have determined to exclude the gains and losses on embedded derivatives and redeemable warrants related to the change in fair valu e o f these instruments given the financial nature of this fair value requirement. We are not able to manage these amounts as part of our business operations nor are the costs core to servicing our clients and have excluded them. EBITDA is net loss, adjusted to exclude: interest expense, income tax expense, and depreciation and amortization. Adjusted EBITDA is EBITDA adjusted to exclude: other debt financing expenses, stock - based compensation expense, write - off of deferred financing costs, gains and losses on embedded derivatives and redeemable warrants, and litigation costs, net of insurance recoveries.